UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2019

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	Nasdaq Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     REGULATION FD DISCLOSURE
FLIR Systems, Inc. (“FLIR”) issued a press release today announcing Sonia Galindo’s appointment as Senior Vice President, General Counsel, Secretary, Chief Ethics and Compliance Officer. A copy of FLIR’s press release is attached hereto as Exhibit 99.1.
The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01     OTHER EVENTS
Hiring of SVP, General Counsel, Secretary, Chief Ethics and Compliance Officer
FLIR announced today that Ms. Galindo will join FLIR in the position of Senior Vice President, General Counsel, Secretary, Chief Ethics and Compliance Officer, succeeding Todd M. DuChene who resigned effective March 31, 2019. Reporting to President and Chief Executive Officer James J. Cannon, Ms. Galindo will provide leadership and management of all legal and compliance matters in support of FLIR’s business objectives.
Ms. Galindo joins FLIR from Rosetta Stone Inc. (NYSE: RST), an education technology software company, where she served as General Counsel and Corporate Secretary since 2015. During her legal career, which started at the U.S. Securities & Exchange Commission and included private practice at a large national law firm, Ms. Galindo has spent the last 14 years providing legal counsel at multiple international publicly traded companies with increased responsibilities and capacity. From 2012 to 2014 she worked at Keurig Green Mountain, Inc. as Vice President, Associate General Counsel-Corporate, and Secretary and from 2005 to 2008 at McCormick & Company, Inc. as Associate Counsel & Assistant Secretary. In addition, Ms. Galindo served as Ethics & Employment Counsel at the Bill & Melinda Gates Foundation from 2008 to 2011. Ms. Galindo earned a Juris Doctorate from the John Marshall Law School and both a Bachelor of Science degree in Economics and Bachelor of Arts degree in Finance at Hood College for Women.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press Release of FLIR Systems, Inc. dated July 15, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 15, 2019.

FLIR SYSTEMS, INC.
(Registrant) By: _/s/ Carol P. Lowe___________________________________ Carol P. Lowe Executive Vice President and Chief Financial Officer